BUSINESS COMBINATION AGREEMENT WITH CHICAGO BRIDGE & IRON COMPANY N.V. ("CB&I")	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
BUSINESS COMBINATION AGREEMENT WITH CHICAGO BRIDGE & IRON COMPANY N.V. ("CB&I")

NOTE 2—BUSINESS COMBINATION AGREEMENT WITH CHICAGO BRIDGE & IRON COMPANY N.V. (“CB&I”)

On December 18, 2017, McDermott International, Inc. (“McDermott”), Chicago Bridge & Iron Company N.V. (“CB&I”) and certain of their respective subsidiaries entered into a Business Combination Agreement (as amended, the “Business Combination Agreement”) pursuant to which CB&I and McDermott have agreed to combine their businesses through a series of transactions (the “Combination”). The Business Combination Agreement has been approved by the McDermott Board, the Management Board of CB&I and the Supervisory Board of CB&I.

Upon completion of the Combination, McDermott stockholders will own approximately 53 percent of the combined business on a fully diluted basis and CB&I shareholders will own approximately 47 percent. Under the terms of the Business Combination Agreement, we will exchange all issued and outstanding shares of CB&I common stock for shares of McDermott common stock at the exchange ratio described below. As a result CB&I shareholders will be entitled to receive 2.47221 shares of McDermott Common Stock for each share of CB&I Common Stock owned (or 0.82407 shares if McDermott effects a proposed three-to-one reverse stock split prior to the closing of the Combination), together with cash in lieu of fractional shares.

The Combination would be accounted for using the acquisition method of accounting in accordance with Accounting Standards Codifications (“ASC”) Topic 805, Business Combinations. McDermott would be considered the accounting acquirer based on the following facts: (1) upon completion of the Combination, McDermott’s stockholders will own approximately 53 percent of the combined business on a fully diluted basis; (2) a group of McDermott’s current directors, including Chairman of the Board, will constitute a majority of the Board of Directors; and (3) McDermott’s current President and Chief Executive Officer and current Executive Vice President and Chief Financial Officer will continue in those roles following the closing of the Combination. CB&I’s President and Chief Executive Officer will remain with the combined business for a transition period.

In connection with the Combination, on December 18, 2017, McDermott entered into or received commitment letters (the “Commitment Letters”), pursuant to which Barclays Bank PLC, Crédit Agricole Corporate and Investment Bank, Goldman Sachs Bank USA and other lenders (collectively, the “Commitment Parties”) have committed to provide certain debt financing for the Combination. The Commitment Letters provide for a fully committed senior secured term loan B facility in the aggregate principal amount of $1.75 billion, a fully committed senior secured term loan C facility in the aggregate principal amount of $500 million, a $1.0 billion senior secured revolving credit facility (the “Revolving Facility”), a $1.2 billion senior secured letter of credit facility and fully committed senior unsecured bridge facilities in an aggregate principal amount of $1.5 billion, the availability of which is subject to reduction upon McDermott’s issuance of notes in a private placement or equity securities pursuant to the terms set forth in the Commitment Letters.

In connection with this Business Combination, in 2017, we incurred $9 million of transaction related costs in 2017, which is reported as a component of Other operating (income) expenses, net, in our Consolidated Statements of Operations.